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                                                                    EXHIBIT 23.4

                            CONSENT OF LEGAL COUNSEL

     I hereby consent to the reference to me under the caption "Legal Matters" in the Prospectus constituting part of this Registration Statement on Form S-3.

                                          /s/ JEFFREY RIDDELL

Moscow, Russia
March 22, 2004